EXHIBIT 10.2


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER APPLICABLE SECURITIES LAWS AND, ACCORDINGLY, THIS NOTE MAY NOT BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER, OR IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER, THE SECURITIES ACT AND IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS.


                                PROMISSORY NOTE

$5,000,000.00                                               SEPTEMBER 14, 1998

      For value received, INTELECT COMMUNICATIONS, INC., a Delaware corporation ("ICI" or the "MAKER"), promises and agrees to pay on or before August 31, 1999 (the "MATURITY DATE") to the order of THE COASTAL CORPORATION SECOND PENSION TRUST (hereinafter called "HOLDER"), or its registered transferees and assigns, at the office of Custodian at Houston Texas, in currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, or as otherwise provided in that certain Loan Agreement between Maker and Holder of even date herewith, the lesser of: (i) the principal sum of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00); or (ii) the aggregate unpaid principal amount of all Loans and Advances made by the Holder in its sole discretion hereunder which may be outstanding on the Termination Date; and in either case together with all outstanding interest and/or other obligations of Maker. Each Loan shall be due and payable on the Maturity Date. In no event shall any Maturity Date fall on a date after the Termination Date. Subject to the limitations set forth herein, Maker may borrow, repay and reborrow hereunder in Holder's discretion and there is no limitation on the number of Advances made hereunder in Holder's discretion so long as the total unpaid principal amount at anytime outstanding does not exceed $5,000,000.00.

      Capitalized terms used herein shall have the meaning attributed to them in the Loan Agreement between Maker and Holder of even date herewith.

      The Maker further agree to pay interest, in like money, on the unpaid principal amount owing hereunder from time to time from the later of the date hereof or the date of the initial Advance, at the Prime Rate plus the Margin Percentage. Such accrued interest shall be due and payable on the Interest Payment Dates, with a final payment on the Maturity Date.

      Any holder of this Note is entitled to all of the rights, remedies, benefits and privileges provided for herein and in the other Transaction Documents, as hereinafter defined. The Obligations (as herein defined) of the Maker contained in this Note are secured by the Pledge Agreement and the Security Agreement.

      Each Maker and any and each co-maker, endorsers, guarantors and sureties or each other Person liable for payment or collection of this Note expressly and severally waives grace, demand, presentment for payment, notice of nonpayment, notice of dishonor, notice of intent to accelerate the maturity, notice of acceleration of the maturity, notice of default, protest and notice of protest, bringing of suit, and diligence in taking any action to collect amounts called for hereunder and in the handling of Property at any time existing as security in connection herewith, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder or in connection with any Lien at any time had or existing as security for any amount called for hereunder, and agrees to all renewals, extensions or partial payments hereon and to any release or substitution of security hereof, in whole or in part, with or without notice, before or after maturity.

      In the event of an Event of Default or a Default in the payment of this
Note in whatever manner, Holder may, by written notice to the Maker declare all Loans then outstanding to be immediately due and payable without presentment, demand, protest, notice of protest, or dishonor. If this Note is thereupon placed in the hands of attorneys for collection, or if the same is collected through probate, bankruptcy or other similar proceedings, the Maker, jointly and severally, promise to pay all reasonable attorneys' fees and expenses incurred by the Holder in connection with such Default or collection proceedings.

      The Holder agrees to make Advances to the Maker at any time and from time to time on and after the date of this Note to, but excluding, the Maturity Date, up to a principal amount not to exceed the Loan Maximum, as more fully

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set forth in the Loan Agreement. All Advances shall mature and be due and payable in full on the Maturity Date. Each Advance shall be made in accordance with the procedures set forth in the Loan Agreement.

      This Note is secured by the Borrower Pledge Agreement, and the Security Agreement, between Maker and Holder, each dated September 14, 1998. This Note, and each Advance, and all sums payable hereunder, are each subject to the terms and conditions of that certain Loan Agreement between Maker and Holder, dated September 14, 1998.

      Each provision in this Note and the other Transaction Documents is expressly limited so that in no event whatsoever shall the amount paid, or otherwise agreed to be paid, to the Holder for the use, forbearance or detention of the money to be loaned under this Note or any Transaction Document or otherwise (including any sums paid as required by any covenant or obligation contained herein or in any other Transaction Document which is for the use, forbearance or detention of such money), exceed that amount of money which would cause the effective rate of interest to exceed the Highest Lawful Rate, and all amounts owed under this Note and each other Transaction Document shall be held to be subject to reduction to the effect that such amounts so paid or agreed to be paid which are for the use, forbearance or detention of money under this Note or such Transaction Document shall in no event exceed that amount of money which would cause the effective rate of interest to exceed the Highest Lawful Rate. Anything in this Note or any other Transaction Document to the contrary notwithstanding, the Maker shall never be required to pay unearned interest on this Note or ever be required to pay interest on this Note at a rate in excess of the Highest Lawful Rate, and if the effective rate of interest which would otherwise be payable with respect to this Note would exceed the Highest Lawful Rate, or if the Holder shall receive any unearned interest or shall receive monies that are deemed to constitute interest which would increase the effective rate of interest payable by the Maker with respect to this Note to a rate in excess of the Highest Lawful Rate, then (i) the amount of interest which would otherwise be payable by the Maker with respect to this Note shall be reduced to the amount allowed under applicable law and (ii) any unearned interest paid by the Maker or any interest paid by the Maker in excess of the Highest Lawful Rate shall be in the first instance credited on the principal of this Note with the excess thereof, if any, refunded to the Maker. It is further agreed that, without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received by the Holder under this Note or the other Transaction Documents, are made for the purpose of determining whether such rate exceeds the Highest Lawful Rate applicable to the Holder (such Highest Lawful Rate being the Holder's "MAXIMUM PERMISSIBLE RATE"), shall be made, to the extent permitted by usury laws applicable to the Holder (now or hereafter enacted), by (a) characterizing any non-principal payment as an expense, fee or premium rather than as interest and (b) amortizing, prorating and spreading in equal parts during the period of the full stated term of the Advances evidenced by the Note all interest at any time contracted for, charged or received by the Holder in connection therewith.

      THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO PRINCIPLES OF CHOICE OF
LAW) AND THE LAWS OF THE UNITED STATES AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF SAID STATE AND OF THE UNITED STATES.

      THIS NOTE AND THE OTHER TRANSACTION DOCUMENTS TO WHICH ANY OF MAKER OR ANY OF ITS SUBSIDIARIES IS A PARTY CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN
SECTION 26.02(A) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

      THIS NOTE EXECUTED AS OF THE EFFECTIVE DATE:

                                    INTELECT COMMUNICATIONS, INC.


                                    By:
                                          Herman M. Frietsch
                                          President & CEO

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
                                 PROMISSORY NOTE
                                SEPTEMBER 14, 1998

                               SCHEDULE OF PAYMENTS



                                                                    NAME OF
                        AMOUNT OF              UNPAID               PERSON
            ACCRUED     PRINCIPA               PRINCIPAL            MAKING
DATE        INTEREST    REPAYT                 BALANCE  ADVANCES    NOTATION

                                      -3-